ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                            January 1, 2002 - January 31, 2002
                                              ----------------------------------

SETTLEMENT DATE:                                               15-Feb-02
                                                        ------------------------

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
A.    SERIES INFORMATION

      ADVANTA LEASING RECEIVABLES CORP. IV and
      ADVANTA LEASING RECEIVABLES CORP. V
      EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
      SERIES 1998-1

I.    SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

      (a.)       Beginning Aggregate Contract Principal Balance ("ACPB")                                            $ 31,391,673.84
                                                                                                                    ----------------
      (b.)       Contract Principal Balance of all Collections allocable to Contracts              $ 2,806,194.14
                                                                                                  ----------------
      (c.)       Contract Principal Balance of Charged-Off Contracts                               $   220,862.65
                                                                                                  ----------------
      (d.)       Total decline in Principal Balance                                                                 $  3,027,056.79
                                                                                                                    ----------------


      (e.)       Ending Aggregate Contract Principal Balance of all
                 Contracts as of this Settlement Date                                                               $ 28,364,617.05
                                                                                                                    ----------------

                 BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED PAYMENT DATE
      (f.)       Class A Principal Balance as of this Settlement Date                                               $ 18,839,606.41
                                                                                                                    ----------------
                 (Class A Note Factor)                        0.0568829
                                                            ------------
      (g1.)      Class A-1 Principal Balance (Note Factor)    0.0000000                                         -
                                                            ------------                          ----------------
      (g2.)      Class A-2 Principal Balance  (Note Factor)   0.0000000                           $             -
                                                            ------------                          ----------------
      (g3.)      Class A-3 Principal Balance  (Note Factor)   0.0000000                           $          0.00
                                                            ------------                          ----------------
      (g4.)      Class A-4 Principal Balance  (Note Factor)   0.4104489                           $ 18,839,606.41
                                                            ------------                          ----------------
      (h.)       Class B Principal Balance as of this Settlement Date                                               $             -
                                                                                                                    ----------------
                 (Class B Note Factor)                        0.0000000
                                                            ------------
      (i.)       Class C Principal Balance as of this Settlement Date                                               $             -
                                                                                                                    ----------------
                 (Class C Note Factor)                        0.0000000
                                                            ------------
      (l.)       Class D Principal Balance as of this Settlement Date                                               $  9,525,010.64
                                                                                                                    ----------------
                 (Class D Note Factor)                        0.6349878
                                                            ------------

II.   COMPLIANCE RATIOS

      (a.)       Aggregate Contract Balance Remaining ("CBR") of all Contracts as of
                 the related Calculation Date                                                                       $ 29,986,012.12
                                                                                                                    ----------------
      (b1.)      % of CBR 31 days or more delinquent as of the related Calculation Date                                        7.42%
                                                                                                                    ----------------
      (b2.)      Preceeding Month %:                         Dec-01                                                            8.20%
                                                            --------                                                ----------------
      (b3.)      2nd Preceeding Month %:                     Nov-01                                                            7.91%
                                                            --------                                                ----------------
      (b4.)      Three month rolling average % of CBR 31 days or more delinquent                                               7.84%
                                                                                                                    ----------------


      (c.)       Does the three month rolling average % of CBR which are 31 days or more
                 delinquent exceed 105%?  Y or N                                                                                 NO
                                                                                                                    ----------------


                 (Amortization Period Only)
      (d)        Cumulative Net Loss Percentage as of the related Collection Period                                            3.11%
                                                                                                                    ----------------


                 Does the Cumulative Net Loss Percentage exceed
      (d1.)      40% from the Beginning Period to and including 12th Collection Period?
                 Y or N                                                                                                         N/A
                                                                                                                    ----------------
      (d2.)      55 % from 13th Collection Period to and including 24th Collection Period?
                 Y or N                                                                                                         N/A
                                                                                                                    ----------------
      (d3.)      70 % from 25th Collection Period and thereafter? Y or N                                                         NO
                                                                                                                    ----------------
                 (If Yes to e1 or e2 or e3, then a Residual Event occurs)

      (e1.)      Residual Realization for the related Collection Period  > 100% (YES/NO)                                        YES
                                                                                                                    ----------------
      (e2.)      Preceeding Month:                           Dec-01  > 100% (YES/NO)                                            YES
                                                            --------                                                ----------------
      (e3.)      2nd Preceeding Month:                       Nov-01  > 100% (YES/NO)                                            YES
                                                            --------                                                ----------------
      (e4.)      Three month rolling average Residual Realization Ratio  > 100% (YES/NO)                                        YES
                 (If less than 100%, then a Residual Event Occurs)                                                  ----------------


III.  FLOW OF FUNDS
                 The amount of available funds on deposit in the Series 1998-1 Facility Account                     $  3,924,891.17
                                                                                                                    ----------------


            (1)  On the Payment Date which is also the Amortization Date and each Payment
                 Date thereafter

      (a.)       To the Servicer, Unrecoverable Servicer Advances                                                         96,866.32
                                                                                                                    ----------------
      (b.)       To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary
                 Servicing Income, if any
                                                                                                                    ----------------

                 To Series 1998-1 Noteholders:
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
      (c.)       To Class A, the total Class A Note Interest and Class A Overdue Interest
                 for the related period                                                                             $    108,968.87
                                                                                                                    ----------------
                                    Interest on Class A-1 Notes                                   $             -
                                                                                                  ----------------
                                    Interest on Class A-2 Notes                                   $             -
                                                                                                  ----------------
                                    Interest on Class A-3 Notes                                   $             -
                                                                                                  ----------------
                                    Interest on Class A-4 Notes                                   $    108,968.87
                                                                                                  ----------------
      (d.)       Interest on Class B Notes for the related period                                                   $             -
                                                                                                                    ----------------
      (e.)       Interest on Class C Notes for the related period                                                   $             -
                                                                                                                    ----------------

      (f.)       To Series 1998-1 Noteholders:
                 To Class A, the total Principal Payment and Class A Overdue Principal, if any                         3,027,056.79
                                                                                                                    ----------------
                                    Principal Payment to Class A-1 Noteholders                                N/A
                                                                                                  ----------------
                                    Principal Payment to Class A-2 Noteholders
                                                                                                  ----------------
                                    Principal Payment to Class A-3 Noteholders                    $             -
                                                                                                  ----------------
                                    Principal Payment to Class A-4 Noteholders                    $  3,027,056.79
                                                                                                  ----------------
                 To Class B for Principal Payment and Overdue Principal, if any                                                   -
                                                                                                                    ----------------
                 To Class C for Principal Payment and Overdue Principal, if any                                                   -
                                                                                                                    ----------------

      (g)        Overdue Principal (included in the Principal Payments per above, if any):
                 To Class A, total for Overdue Principal                                                      N/A
                                                                                                  ----------------
                                    Overdue Principal to Class A-1      N/A
                                                                      -------
                                    Overdue Principal to Class A-2      N/A
                                                                      -------
                                    Overdue Principal to Class A-3      N/A
                                                                      -------
                                    Overdue Principal to Class A-4      N/A
                                                                      -------
                 To Class B for Overdue Principal                                                             N/A
                                                                                                  ----------------
                 To Class C for Overdue Principal                                                             N/A
                                                                                                  ----------------

      (h1.)      Until the Reserve Account Funding Date:
                 To the Reserve Account, the amount equal to the Servicing Fee otherwise
                 payable to ABS                                                                                                  N/A
                                                                                                                    ----------------

      (h2.)      After the Reserve Account Funding Date:
                 To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income, if any                          26,159.73
                                                                                                                    ----------------

      (i.)       To the Reserve Account, the amount needed to increase the amount on deposit
                 in the Reserve Account to the Required Reserve Amount for such Payment Date                                    N/A
                                                                                                                    ----------------

      (j.)       Upon the occurrence of a Residual Event                    the lesser of:
      (j1.)      (A) the Available Funds remaining on deposit in the Facility Account and                     N/A
                                                                                                  ----------------
      (j2.)      (B) the aggregate amount of Residual Receipts included in Available Funds                    N/A
                                                                                                  ----------------
      (j3.)      To be deposited to the Residual Account                                                                        N/A
                                                                                                                    ----------------

      (k.)       To Class D Noteholders for Principal Payment                                                                     -
                                                                                                                    ----------------
      (l.)       To Class D Noteholders for Overdue Principal, if any                                                           N/A
                                                                                                                    ----------------

            (3)  To ABS, the Servicing Fee previously due, but deposited to the Reserve Account                     $             -
                                                                                                                    ----------------

            (4)  To the Trustee to Fund the Servicer Conversion Expense Account
                                                                                                                    ----------------

            (5)  To the Series Obligors, as holders of the Residual Interest, any Available
                 Funds remaining on deposit in the Facility Account                                                 $    665,839.46
                                                                                                                    ----------------

IV.   SERVICER ADVANCES

      (a.)       Aggregate amount of Servicer Advances at the beginning of the
                 related Collection Period                                                                               954,203.32
                                                                                                                    ----------------
      (b.)       Servicer Advances reimbursed during the related Collection Period                                        42,799.49
                                                                                                                    ----------------
      (c.)       Amount of unreimbursed Servicer Advances to be reimbursed on the
                 Settlement Date                                                                                          96,866.32
                                                                                                                    ----------------
      (d.)       Servicer Advances made during the related Collection Period                                                      -
                                                                                                                    ----------------
      (e.)       Aggregate amount of Servicer Advances at the end of the Collection
                 Period                                                                                             $    814,537.51
                                                                                                                    ----------------


V.    RESERVE ACCOUNT
      (a.)       Amount on deposit at the beginning of the related Collection Period                                $  3,600,000.00
                                                                                                                    ----------------
      (b.)       Amounts used to cover shortfalls, if any, for the related Collection Period                        $             -
                                                                                                                    ----------------
      (c.)       Amounts transferred from the Facility Account, if applicable                                       $             -
                                                                                                                    ----------------
      (d.)       Interest earned on Reserve Balance                                                                 $      5,727.46
                                                                                                                    ----------------
      (e.)       Reserve Account Ending Balance before calculating Required Reserve Amount                          $  3,605,727.46
                                                                                                                    ----------------

                                                                                                                    ----------------
      (f.)       Required Reserve Amount needed as of the related Collection Period                                 $  3,600,000.00
                                                                                                                    ----------------

      (g1.)      If (f) is greater than (e), then amount of shortfall                                                          0.00
                                                                                                                    ----------------
      (g2.)      If (e) is greater than (f), then excess amount to be transferred to
                 the Series Obligors                                                                                       5,727.46
                                                                                                                    ----------------

      (h.)       Amounts on deposit as of this Settlement Date (e minus g2)                                         $  3,600,000.00
                                                                                                                    ----------------



VI.   RESIDUAL ACCOUNT
      (a.)       Amount on deposit at the beginning of the related Collection Period                                           0.00
                                                                                                                    ----------------
      (b.)       Amounts transferred from the Facility Account                                                                 0.00
                                                                                                                    ----------------
      (c.)       Amounts used to cover shortfalls for the related Collection Period                                            0.00
                                                                                                                    ----------------
      (d.)       Amount on deposit as of this Settlement Date                                                                  0.00
                                                                                                                    ----------------
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
VII.  ADDITIONAL PROPERTY FUNDING ACCOUNT
      (a.)       Amount on deposit at the beginning of the related Collection Period                                           0.00
                                                                                                                    ----------------
      (b.)       Amounts transferred from the Facility Account                                                                 0.00
                                                                                                                    ----------------
      (c.)       Amounts transferred to the Series Obligors                                                                    0.00
                                                                                                                    ----------------
      (d.)       Amount on deposit as of this Settlement Date                                                                  0.00
                                                                                                                    ----------------


VIII. ADVANCE PAYMENTS
      (a.)       Beginning aggregate Advance Payments                                                               $    505,809.85
                                                                                                                    ----------------
      (b.)       Amount of Advance Payments collected during the related Collection Period                          $    449,984.88
                                                                                                                    ----------------
      (c.)       Investment earnings for the related Collection Period                                              $        729.16
                                                                                                                    ----------------
      (d.)       Amount of Advance Payments withdrawn for deposit into Facility Account                             $    447,317.51
                                                                                                                    ----------------
      (e.)       Ending aggregate Advance Payments                                                                  $    509,206.38
                                                                                                                    ----------------
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      ADVANTA BUSINESS SERVICES CORP., AS SERVICER

      BY:        /s/ Mark Shapiro

      TITLE:     Assistant Treasurer

      DATE:               12-Feb-02


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